Exhibit 99-1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the common shares without par value, of Angiotech Pharmaceuticals, Inc., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13G and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of June 12, 2012.

HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.

By:	Highland Crusader Fund GP, L.P., its general partner

By:	Highland Crusader GP LLC, its general partner

By:	Highland Capital Management, L.P., its sole member

By:	Strand Advisors, Inc., its general partner

	By:	/s/ Frank Waterhouse
	Name:	Frank Waterhouse
	Title:	Assistant Treasurer

HIGHLAND CRUSADER FUND GP, L.P.

By:	Highland Crusader GP LLC, its general partner

By:	Highland Capital Management, L.P., its sole member

By:	Strand Advisors, Inc., its general partner

By:	/s/ Frank Waterhouse
Name:	Frank Waterhouse
Title:	Assistant Treasurer

HIGHLAND CRUSADER GP, LLC

By:	Highland Capital Management, L.P., its sole member

By:	Strand Advisors, Inc., its general partner

By:	/s/ Frank Waterhouse
Name:	Frank Waterhouse
Title:	Assistant Treasurer

HIGHLAND CAPITAL MANAGEMENT, L.P.

By:	Strand Advisors, Inc., its general partner

	By:	/s/ Frank Waterhouse
Name: Frank Waterhouse
Title: Assistant Treasurer

STRAND ADVISORS, INC.

By:	/s/ Frank Waterhouse
Name: Frank Waterhouse
Title: Assistant Treasurer

/s/ James D. Dondero
James D. Dondero